===============================================================================



                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 17, 1998



Republic Automotive Parts, Inc.
-------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)



Delaware                  000-06215                        38-1455545
-------------------------------------------------------------------------------
(State or Other
Jurisdiction             (Commission                     (IRS Employer
of Incorporation)         File Number)                Identification No.)



500 Wilson Pike Circle, Suite 115       Brentwood, Tennessee   37027
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)



Registrants' telephone number, including area code : (615) 373-2050





-------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

===============================================================================

 Item 5.  Other Events.

          Republic Automotive Parts, Inc. (the _Company_) and Keystone Automotive Industries, Inc. (_Keystone_) entered into an Agreement and Plan of Merger (the _Merger Agreement_) on February 17, 1998 pursuant to which Keystone will indirectly acquire the Company through a merger of KAI Merger, Inc., a wholly owned subsidiary of Keystone, with and into the Company. In the proposed merger, Keystone will issue 0.80 of a share of its common stock in exchange for each outstanding share of the Company's common stock other than shares held by Keystone and its affiliates. Consummation of the merger is subject to the satisfaction of certain conditions set forth in the Merger Agreement, including, but not limited to, approval by the stockholders of both Keystone and the Company at a special meeting of stockholders to be called for that purpose and receipt of certain federal regulatory approvals.


          Item 7.  Financial Statements, Pro Forma
                   Financial Information and Exhibits.

                    Exhibit                  Description


                        2 Agreement and Plan of Merger among Republic Automotive Parts, Inc., Keystone Automotive Industries, Inc. and KAI Merger, Inc., dated as of February 17, 1998.*

                       20 Press Release, _Keystone Automotive Industries, Inc. Signs Merger Agreement with Republic Automotive Parts, Inc.,_ February 18, 1998.


          * The Company Disclosure Letter and the Keystone Disclosure Letter are not appended to the Merger Agreement filed as an Exhibit hereto but are available upon request to the Company.

                                     SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     REPUBLIC AUTOMOTIVE PARTS, INC.


          Date   February 20, 1998   By:  /s/Donald B. Hauk
                                          ---------------------------------
                                     Name:  Donald B. Hauk
                                     Title: Executive Vice President, Chief
                                            Financial Officer

                               EXHIBIT INDEX



                   Exhibit                Description


                      2 Agreement and Plan of Merger among Republic Automotive Parts, Inc., Keystone Automotive Industries, Inc. and KAI Merger, Inc., dated as of February 17, 1998.*

                     20 Press Release, Keystone Automotive Industries, Inc. Signs Merger Agreement with Republic Automotive Parts, Inc., February 18, 1998.


          * The Company Disclosure Letter and the Keystone Disclosure Letter are not appended to the Merger Agreement filed as an Exhibit hereto but are available upon request to the Company.